SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): May 24, 2002
                                                           ------------


                         CYTOGEN RETIREMENT SAVINGS PLAN
               (Exact Name of Registrant as Specified in Charter)


           Delaware                     000-14879                 222322400
--------------------------------------------------------------------------------
 (State or Other Jurisdiction    (Commission File Number)       (IRS Employer
       of Incorporation)                                     Identification No.)


600 College Road East, CN 5308, Princeton, NJ                          08540
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)



                                 (609) 750-8200
                ------------------------------------------------
                         (Registrant's telephone number,
                              including area code)



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Item 4.   Changes in Registrant's Certifying Accountant.

     On May 20, 2002, the Board of Directors of Cytogen Corporation (the "Company"), the Sponsor of the Cytogen Retirement Savings Plan (the "Plan"), dismissed Arthur Andersen LLP ("Arthur Andersen") as the Company's independent public accountants and engaged KPMG LLP ("KPMG") to serve as the Company's independent public accountants for the fiscal year ending December 31, 2002. The appointment of KPMG, which was recommended to the Board of Directors of the Company by its Audit Committee, was effective immediately. Accordingly, Arthur Andersen was also dismissed as the Plan's independent public accountants and KPMG was appointed auditors of the Plan for the year ended December 31, 2001.

     The decision to change auditors was not the result of any disagreement with Arthur Andersen with respect to any reporting or disclosure requirement applicable to the Plan. The reports of Arthur Andersen on the Plan's financial statements for the fiscal years ended December 31, 2000 and 1999 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2000 and 1999 and the interim period from January 1, 2001 through May 24, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedure which, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make reference to the matter in their report. During such fiscal years and interim period there were no "reportable events", as that term is defined in paragraph (a)(1)(v) of Item 304 of Securities and Exchange Commission Regulation S-K ("Regulation S-K").

     The Plan provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 to this Current Report on Form 8-K is a copy of Arthur Andersen's letter dated May 24, 2002 stating its agreement with such statements.

     During the fiscal years ended December 31, 2000 and 1999 and the interim period through May 24, 2002, the Company did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan's financial statements, or on any other matters or reportable events listed in Item 304(a)(2)(i) and (ii) of Regulation S-K.



         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

               Exhibit No.      Description of Exhibits
               -----------      -----------------------

               16.1 Letter from Arthur Andersen LLP regarding change in certifying accountant dated May 24, 2002.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    Cytogen Retirement Savings Plan



                                    By:  /s/ H. Joseph Reiser
                                        ---------------------------------------
                                        H. Joseph Reiser
                                        President and Chief Executive Officer


Date:  May 24, 2002